Events During The Reporting Period	6 Months Ended
Jun. 30, 2026
Events During The Reporting Period Abstract
EVENTS DURING THE REPORTING PERIOD

NOTE 7 – EVENTS DURING THE REPORTING PERIOD

A.	Sale of Zorro Net Ltd

On April 10, 2026, Water IO Ltd. (“Water IO”), an Israeli public company traded on the Tel Aviv Stock Exchange in which Star 26 Capital Inc. (“Star 26”), a wholly-owned subsidiary of the Company, held, as of that date, an approximately 67% equity interest (which was subsequently reduced to approximately 40% following the sale described in Note 6 below), completed the sale of 100% of the issued and outstanding share capital of Zorro Net Ltd. (“Zorronet”), a wholly-owned subsidiary of Water IO, to BiomX Inc. (“BiomX”) (NYSE American: PHGE), pursuant to a Stock Purchase Agreement.

As consideration for the Zorronet shares, BiomX issued to Water IO: (i) 1,300,000 shares of BiomX common stock; and (ii) a non-convertible promissory note in the principal amount of $1,250, bearing interest at the short-term applicable federal rate, maturing three months from the date of issuance. Additionally, BiomX assumed certain obligations of Water IO with respect to the founders and former shareholders of Zorronet, including a performance-based earnout payable no later than March 31, 2027 equal to the greater of 125% of Zorronet’s consolidated revenue or eight times Zorronet’s consolidated EBITDA for fiscal year 2026, and a commitment to retain certain key Zorronet personnel for three years on no less favorable terms. The gain recognized by Water IO on the sale of Zorronet was included in the Company’s results of operations only for the period through the loss of control over Water IO. Following the deconsolidation of Water IO described in Note 6, the Company no longer consolidates Water IO, and the sale of Zorronet has no continuing effect on the Company’s consolidated financial position, results of operations or cash flows in subsequent periods.

On July 27, 2026, BiomX and Water IO entered into Amendment No. 1 and Waiver, dated as of July 24, 2026, to the Note (the “Amendment”) pursuant to which (i) the maturity date of the Note was extended from July 10, 2026 to November 1, 2026; (ii) the Company agreed to pay $250 of principal within two business days after execution of the Amendment, and the remaining principal in four equal monthly installments of $250 each on August 1, September 1, October 1 and November 1, 2026, with the outstanding balance continuing to bear interest at the short-term Applicable Federal Rate payable with the final installment; (iii) in full satisfaction of interest accrued through the date of the Amendment and as consideration for the delay in payment and the waiver and extension, BiomX agreed to issue to Water IO 800,000 restricted shares of common stock, subject to clearance of an additional listing application with the NYSE American and written confirmation by each party of its corporate approvals, with an August 31, 2026 longstop after which such amount is payable in cash and no shares will be issued; and (iv) Water IO irrevocably waived, retroactively to the original maturity date, any default, event of default or right of acceleration arising from the non-payment of the Note at its original maturity date, and confirmed that the Note has not been accelerated.

The sale resulted in a gain of approximately $4 million to Water IO, which was recorded under Gain (loss) from discontinued operations in the condensed consolidated statements of operations.

B.	Resignation and Appointment of New Directors

On May 19, 2026, Shiran Fridman and Asaf Nachum were appointed to the Board of Directors of the Company, effective as of May 19, 2026.

Mr. Nachum, age 49, is an independent investment advisor and portfolio manager.

Each of Ms. Fridman and Mr. Nachum is entitled to $5 per quarter they serve as directors of the Company and 40 shares of common stock of the Company.

The appointments were made to replace David Rokach and Reuven Yeganeh, both of whom resigned as of May 19, 2026.

C.	Conversion of Debt

On April 27, 2026, the Company, and Mr. Shalom, executed and delivered the Note Exchange Agreement, pursuant to which the original principal amount of the notes issued to Mr. Shalom and accrued interest thereon in the amount of $2,139 was cancelled in its entirety in exchange for the issuance of 33,395 shares of common stock (the “Exchange Shares”). The exchange price of $0.5124 was the last consolidated bid price of a share of common stock as reported by The Nasdaq Stock Market LLC. The Exchange Shares are restricted shares and may not be sold without registration or an applicable exemption therefrom.

The notes were assigned to Mr. Shalom from Star 26 Capital Inc. (“Star 26”) pursuant to the terms of the Amended and Restated Securities Purchase Agreement and Call Option dated September 15, 2025 (the “Star Purchase Agreement”) among the Company, Star 26 and the other parties signatory thereto and pursuant to the exercise by Mr. Shalom of his right to obtain shares, notes and warrants from Esousa Group Holdings LLC (“Esousa”) in accordance with the terms of the Call Option Agreement dated January 13, 2026.

In connection with the consummation of the transactions contemplated by the Star Purchase Agreement on January 12, 2026, the Company issued to Star 26 a warrant to purchase a total of 96,141 shares of Common Stock at an exercise price of $187.50 per share (the “Star Warrant”), which was then distributed to the equity holders of Star 26 on a pro rata basis. Mr. Shalom’s pro rata amount of the Star Warrant was to purchase 57,405 shares of Common Stock.

D.	Exchange of Shares with VisionWave

On May 17, 2026, T3 exchanged 48,000 newly issued restricted shares of common stock of the Company, representing 9.96% of the issued and outstanding shares, for 475,492 shares of common stock (the “Exchange Shares”) of VisionWave Holdings, Inc., a Delaware corporation listed on the Nasdaq Capital Market (“VisionWave”). The per share price of the shares of VisionWave was $5.59 and the per share price of the Company was $55.375. The market value of the Exchange Shares was approximately $2,354 thousand.

VisionWave, through its own internal developments, various industry partnerships, and through its wholly owned subsidiaries VisionWave Technologies Inc., a Nevada corporation, and Solar Drone Ltd, an Israeli corporation, develops software and hardware solutions for UxV (Unmanned Vehicles including UAVs, UGVs and USVs – Aerial, Ground and Submersible) capabilities by integrating artificial intelligence (AI) and autonomous capabilities for defense, aerospace and commercial applications. Its technologies, both those available for sale and in development — ranging from radars and vision systems; to radio frequency (RF) sensing technologies; to computer platforms; to payload management for various UxVs like drones and UGVs, are intended for military and homeland security applications and for commercial use.

The exchange was consummated pursuant to the terms of the Share Exchange and Swap Agreement dated as of May 13, 2026 (the “Exchange Agreement”) by and between the Company and VisionWave. Both VisionWave and the Company agreed to a 6-month lockup of the shares exchanged and no registration rights were provided. The Exchange Agreement also contained typical representations and warranties for an agreement of this nature.